[graphic]

================================================================================
                                   Semiannual Report February 28, 2002

Oppenheimer
Capital Income Fund

                                            [logo] OppenheimerFunds(R)
                                                   The Right Way to Invest

REPORT HIGHLIGHTS

    CONTENTS

 1  Letter to
    Shareholders
 3  An Interview
    with Your Fund's
    Manager
 8  Financial
    Statements
35  Officers and
    Trustees

Fund Objective

Oppenheimer Capital Income Fund seeks as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation.

Cumulative Total Returns*

          For the Six-Month Period
          Ended 2/28/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -6.35%       -11.73%
---------------------------------
Class B   -6.63        -11.09
---------------------------------
Class C   -6.62         -7.51
---------------------------------
Class N   -6.48         -7.37

---------------------------------

Average Annual Total Returns*

          For the 1-Year Period
          Ended 2/28/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -6.19%       -11.59%
---------------------------------
Class B   -6.82        -11.21
---------------------------------
Class C   -6.87         -7.74
---------------------------------
Class N   -6.65         -7.52
---------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

[photo of James C. Swain]
James C. Swain
Chairman
Oppenheimer
Capital Income Fund

[photo of John V. Murphy]
John V. Murphy
President
Oppenheimer
Capital Income Fund

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just passed.

   For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to an economic slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.

   The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."

   While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.

                     1 | OPPENHEIMER CAPITAL INCOME FUND

LETTER TO SHAREHOLDERS

   Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.

   This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.

   In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.

   We thank you for your continued support and confidence. We hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And we look forward to sharing with you the strength, expertise and resolve that make OppenheimerFunds an integral part of The Right Way to Invest.

Sincerely,

/s/ James C. Swain          /s/ John V. Murphy

March 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                     2 | OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Portfolio Manager
Michael Levine

How did Oppenheimer Capital Income Fund perform over the six months that ended February 28, 2002?
A. The Fund's primary objective is to deliver current income. From this standpoint, it performed well, generating quarterly dividends of $0.12 per share. From a total-return standpoint, however, the Fund underperformed its peer group of income funds.(1) The same strategy that made the Fund a superior performer previously--an above-average (65%) allocation to equities--was a disadvantage in early 2002, when the broad stock market pulled back sharply.

What caused the stock market downturn in January 2002?
After bidding up stock prices in December 2001 on the hope that corporate earnings would improve, investors responded negatively when many companies reported earnings in January 2002, despite the fact that the earnings were basically in line with expectations. Furthermore, the stock market continued to react to the news that Enron Corp., America's largest energy company, filed for bankruptcy. In the aftermath, questions about fraudulent business practices at Enron, including transactions with closely related companies that hid the company's debt, led to widespread concern about the reliability of audited financial statements throughout the market. This was especially true for energy firms, utilities companies, or any business with an unusual or creative debt structure.
   Adding fuel to the fire, Tyco International Ltd., a large diversified manufacturing company with a wide institutional following, became embroiled in rumors surrounding its accounting and funding sources. Additionally, PNC Financial Services Group announced that due to prior use of off-balance-sheet financing vehicles, it would restate its 2001 earnings. All of these events led to the continued spread of investor skepticism.

1. The average of the total return of the 100 funds in the Lipper Income Funds Category for the six-month period ended 2/28/02 was 0.07%.

                     3 | OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

How did this skepticism affect the Fund's performance?
Tyco is one of the Fund's largest holdings, so the sharp decline in Tyco's stock price that followed its disclosure was harmful. Our energy and utilities stocks were beaten down in a case of "guilt by association" with Enron. Finally, the Fund has a sizable allocation to financial stocks, including banks. In the wake of PNC's declarations, bank stocks lost value, including Citigroup, Inc. and Bank of America Corp., both large positions in the Fund. However, overall, Citigroup and Bank of America were contributors to performance during the six-month period.(2)

What other stocks contributed to performance?
Tobacco producer Philip Morris Cos., Inc. added to both current income and total return. Everest Re Group Ltd., a reinsurer, performed well, as did Kinder Morgan, Inc. an operator of energy pipelines.(2)

How do you manage the fixed income side of the portfolio?
As a general rule, we invest roughly half of the fixed income portfolio in government and government agency securities and high yield issues. The high quality securities add stability to the portfolio, while the high yield bonds elevate current income. The other half of the fixed income portfolio is comprised of convertible securities selected for their potential to generate total return.

How has the fixed income portfolio fared since August 2001?
Quite well. Bond prices and bond yields move in opposite directions, so the bond market posted price gains as the Federal Reserve lowered short-term interest rates five times between September 2001 and January 2002. Short- and intermediatematurity securities benefited the most. Against this backdrop, we traded the Fund's 20-year zero coupon government bonds for 10-year government issues and some agency securities.

2. The Fund's holdings and allocations are subject to change.

                     4 | OPPENHEIMER CAPITAL INCOME FUND

Average Annual
Total Returns with
Sales Charge

For the Periods Ended
3/31/02(3)

Class A
1-Year     5-Year     10-Year
--------------------------------
-5.80%     7.70%      10.62%

Class B               Since
1-Year     5-Year     Inception
--------------------------------
-5.47%     7.85%      9.96%

Class C               Since
1-Year     5-Year     Inception
--------------------------------
-1.71%     8.15%      10.17%

Class N               Since
1-Year     5-Year     Inception
--------------------------------
-1.19%     N/A        -2.75%

All else being equal, we believe the shorter maturity issues should be less volatile if interest rates change, while the agency securities have added to the Fund's overall yield. As for the Fund's high yield investments, we made only slight changes and continued to receive very attractive income from these.

   On the convertibles side, we favored cable issues in recent months. Convertibles combine equity and bond characteristics in a single security and frequently are issued by fast-growing companies. Most recently, we've thought that certain cable companies offered the best of the convertibles--the strongest combination of growth potential and current income. Adelphia Communications Corp. and Charter Communications, Inc. are the Fund's largest convertible holdings as of February 28, 2002. Both suffered in January 2002 as investors turned decidedly cautious about companies with debt. However, their six-month performance was positive.

What are your plans for the Fund over the coming months?
We are guardedly optimistic at this point about the prospects for the equity market. Barring another harmful disclosure, the fear of accounting misdeeds that has gripped the market should abate soon. This, plus a gradual return to economic growth, should allow the stock market to recover, albeit slowly. In the meantime, we have reduced the Fund's equity allocation to below 60% of assets. This should make the Fund less susceptible to short-term swings in the equity market without noticeably restricting its ability to generate capital appreciation or current income. This combination is part of what makes Oppenheimer Capital Income Fund part of The Right Way to Invest.

3. See Notes on page 7 for further details.

                     5 | OPPENHEIMER CAPITAL INCOME FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[pie chart]

Portfolio Allocation(4)

o   Stocks            67.3%
o   Bonds             31.5
o   Cash
    Equivalents        1.2

[end pie chart]

Top Five Common Stock Industries(5)
--------------------------------------------------
Banks                                       13.5%
--------------------------------------------------
Gas Utilities                                5.9
--------------------------------------------------
Diversified Financial                        5.5
--------------------------------------------------
Tobacco                                      5.4
--------------------------------------------------
Oil: Domestic                                4.0

Top Ten Common Stock Holdings(5)
--------------------------------------------------
Philip Morris Cos., Inc.                     4.8%
--------------------------------------------------
Citigroup, Inc.                              3.8
--------------------------------------------------
Bank of America Corp.                        2.8
--------------------------------------------------
FleetBoston Financial Corp.                  2.3
--------------------------------------------------
J.P. Morgan Chase & Co.                      2.0
--------------------------------------------------
Kinder Morgan Management LLC                 1.9
--------------------------------------------------
Washington Mutual, Inc.                      1.7
--------------------------------------------------
Tyco International Ltd.                      1.7
--------------------------------------------------
Wachovia Corp.                               1.5
--------------------------------------------------
Kinder Morgan, Inc.                          1.5

4. Portfolio is subject to change. Percentages are as of February 28, 2002, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of February 28, 2002, and are based on net assets.

                     6 | OPPENHEIMER CAPITAL INCOME FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the Prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been higher prior to that date.

Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% assetbased sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within the first 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                     7 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS February 28, 2002 / Unaudited

                                                                                               Market Value
                                                                                 Shares          See Note 1
============================================================================================================
Common Stocks--59.8%
------------------------------------------------------------------------------------------------------------
Basic Materials--1.7%
------------------------------------------------------------------------------------------------------------
Paper--1.7%
Packaging Corp. of America(1)                                                 1,308,700       $  25,100,866
------------------------------------------------------------------------------------------------------------
Sappi Ltd., Sponsored ADR                                                     1,650,000          21,615,000
                                                                                              --------------
                                                                                                 46,715,866

------------------------------------------------------------------------------------------------------------
Capital Goods--2.0%
------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Raytheon Co.                                                                    100,000           3,869,000
------------------------------------------------------------------------------------------------------------
Industrial Services--0.2%
Republic Services, Inc.(1)                                                      300,000           5,385,000
------------------------------------------------------------------------------------------------------------
Manufacturing--1.7%
Tyco International Ltd.                                                       1,615,000          46,996,500
------------------------------------------------------------------------------------------------------------
Communication Services--1.4%
------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.7%
AT&T Corp.                                                                       80,000           1,243,200
------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                                    410,000          19,188,000
                                                                                              --------------
                                                                                                 20,431,200

------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.7%
SBC Communications, Inc.                                                        510,000          19,298,400
------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--1.5%
------------------------------------------------------------------------------------------------------------
Retail: Specialty--1.5%
CSK Auto Corp. (1,2)                                                          1,839,300          15,082,260
------------------------------------------------------------------------------------------------------------
CSK Auto Corp., Restricted(1,2,3)                                             4,524,886          25,972,846
                                                                                              --------------
                                                                                                 41,055,106

------------------------------------------------------------------------------------------------------------
Consumer Staples--7.1%
------------------------------------------------------------------------------------------------------------
Broadcasting--0.7%
Clear Channel Communications, Inc.(1,4)                                         375,000          17,482,500
------------------------------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special(1)                                                  17,100             579,177
                                                                                              --------------
                                                                                                 18,061,677

------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--1.0%
Kroger Co. (The)(1)                                                           1,225,000          27,133,750
------------------------------------------------------------------------------------------------------------
Tobacco--5.4%
Loews Corp.--Carolina Group(1)                                                  396,000          11,781,000
------------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.(4)                                                   2,500,000         131,650,000
------------------------------------------------------------------------------------------------------------
UST, Inc.(4)                                                                    200,000           6,972,000
                                                                                              --------------
                                                                                                150,403,000

                     8 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                               Market Value
                                                                                 Shares          See Note 1
------------------------------------------------------------------------------------------------------------
Energy--6.0%
------------------------------------------------------------------------------------------------------------
Energy Services--2.0%
BJ Services Co.(1,4)                                                            500,000       $  16,575,000
------------------------------------------------------------------------------------------------------------
ENSCO International, Inc.(4)                                                    550,000          14,008,500
------------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                             875,000          24,193,750
                                                                                              --------------
                                                                                                 54,777,250

------------------------------------------------------------------------------------------------------------
Oil: Domestic--4.0%
ChevronTexaco Corp.                                                              75,000           6,333,000
------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp.                                                                150,000           8,293,500
------------------------------------------------------------------------------------------------------------
Marathon Oil Corp.                                                            1,000,000          27,500,000
------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                                    1,000,000          26,840,000
------------------------------------------------------------------------------------------------------------
Phillips Petroleum Co.                                                          397,250          23,481,447
------------------------------------------------------------------------------------------------------------
Unocal Corp.                                                                    500,000          17,965,000
                                                                                              --------------
                                                                                                110,412,947

------------------------------------------------------------------------------------------------------------
Financial--28.4%
------------------------------------------------------------------------------------------------------------
Banks-13.5%
Bank of America Corp.(4)                                                      1,225,000          78,338,750
------------------------------------------------------------------------------------------------------------
Bank of NewYork Co., Inc. (The)(4)                                              500,000          18,820,000
------------------------------------------------------------------------------------------------------------
Charter One Financial, Inc.(4)                                                1,225,000          37,313,500
------------------------------------------------------------------------------------------------------------
FleetBoston Financial Corp.                                                   1,925,000          64,256,500
------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                                       1,850,000          54,112,500
------------------------------------------------------------------------------------------------------------
KeyCorp                                                                         265,000           6,646,200
------------------------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                          750,000          27,000,000
------------------------------------------------------------------------------------------------------------
PNC Financial Services Group(4)                                                 325,000          17,855,500
------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                  1,275,000          26,583,750
------------------------------------------------------------------------------------------------------------
Wachovia Corp.(1,4)                                                           1,250,000          41,537,500
                                                                                              --------------
                                                                                                372,464,200

------------------------------------------------------------------------------------------------------------
Diversified Financial--5.5%
Anthracite Capital, Inc.                                                        925,000          10,304,500
------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.(4)                                                  100,000           4,927,000
------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                               2,325,000         105,206,250
------------------------------------------------------------------------------------------------------------
Household International, Inc.(4)                                                600,000          30,900,000
                                                                                              --------------
                                                                                                151,337,750

------------------------------------------------------------------------------------------------------------
Insurance--3.4%
ACE Ltd.(4)                                                                     150,000           6,585,000
------------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.(4)                                                        525,000          38,246,250
------------------------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.(4)                                       75,000           5,025,000
------------------------------------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)(1)                                        100,000           2,436,000
------------------------------------------------------------------------------------------------------------
Protective Life Corp.                                                           425,000          13,200,500
------------------------------------------------------------------------------------------------------------
Radian Group, Inc.                                                              635,000          29,635,450
                                                                                              --------------
                                                                                                 95,128,200

                     9 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                                               Market Value
                                                                                 Shares          See Note 1
------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--3.5%
Archstone-Smith Trust                                                           800,000       $  20,704,000
------------------------------------------------------------------------------------------------------------
Avalonbay Communities, Inc.                                                     325,000          14,995,500
------------------------------------------------------------------------------------------------------------
Boston Properties, Inc.                                                         215,000           8,099,050
------------------------------------------------------------------------------------------------------------
Equity Office Properties Trust                                                1,150,000          33,005,000
------------------------------------------------------------------------------------------------------------
Equity Residential Properties Trust                                             750,000          20,212,500
                                                                                              --------------
                                                                                                 97,016,050

------------------------------------------------------------------------------------------------------------
Savings & Loans--2.5%
Greenpoint Financial Corp.(4)                                                   485,000          21,340,000
------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                                       1,475,000          47,981,750
                                                                                              --------------
                                                                                                 69,321,750
------------------------------------------------------------------------------------------------------------
Healthcare--2.8%
Healthcare/Drugs--2.8%
American Home Products Corp.(4)                                                 400,000          25,420,000
------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                        251,200          11,806,400
------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                               285,000          17,479,050
------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                 385,000          15,804,250
------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                           200,300           6,908,347
                                                                                              --------------
                                                                                                 77,418,047
------------------------------------------------------------------------------------------------------------
Technology--0.8%
------------------------------------------------------------------------------------------------------------
Computer Software--0.8%
Microsoft Corp.(1,4)                                                            400,000          23,336,000
------------------------------------------------------------------------------------------------------------
Utilities--8.1%
------------------------------------------------------------------------------------------------------------
Electric Utilities-2.2%
Exelon Corp.                                                                    500,000          24,640,000
------------------------------------------------------------------------------------------------------------
TXU Corp.(4)                                                                    700,000          35,609,000
                                                                                              --------------
                                                                                                 60,249,000

------------------------------------------------------------------------------------------------------------
Gas Utilities--5.9%
Dynegy, Inc.                                                                  1,225,000          31,323,250
------------------------------------------------------------------------------------------------------------
El Paso Corp.                                                                   375,000          14,655,000
------------------------------------------------------------------------------------------------------------
Kinder Morgan Management LLC                                                  1,749,985          51,729,557
------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                           1,001,500          41,061,500
------------------------------------------------------------------------------------------------------------
Sempra Energy                                                                   350,000           7,812,000
------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The)                                                       995,000          15,372,750
                                                                                              --------------
                                                                                                161,954,057
                                                                                              --------------
Total Common Stocks (Cost $1,227,251,712)                                                     1,652,764,750

                     10 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                                Market Value
                                                                                 Shares           See Note 1
=============================================================================================================
Preferred Stocks-11.3%
ACE Ltd., 8.25% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg.                                           300,000          $25,950,000
-------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.:
5.50% Cv., Series D, Non-Vtg                                                   375,000           33,140,625
7.50% Cv., Series F, Non-Vtg.(1)                                               800,000           18,400,000
-------------------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp.,
9.125% Non-Cum. Exchangeable, Series A, Non-Vtg.                               100,000            2,551,000
-------------------------------------------------------------------------------------------------------------
Coastal Corp., $37.75 Cv. Preferred Redeemable
Increased Dividend Equity Securities                                           725,000           20,408,750
-------------------------------------------------------------------------------------------------------------
Duke Energy Corp.:
8% Cv., Series B, Non-Vtg.                                                     475,000           11,205,250
8.25% Cv. Equity Units, Non-Vtg. (each equity unit consists
of units referred to as corporate units which consist of
$25 principal amount of a 5.87% sr. nts., due 2006 and a
contract to purchase Duke Energy Corp. common stock)                            90,000            2,234,700
-------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv., AShares, Non-Vtg.                  325,000           14,202,500
-------------------------------------------------------------------------------------------------------------
Ford Motor Co. Cap Trust II, $17.70 Cv.(1)                                     220,600           11,654,298
-------------------------------------------------------------------------------------------------------------
Hercules Trust II, 6.50% Cv. Units (each unit consists of one preferred security of the Trust and one warrant to purchase
23.419 shares of Hercules, Inc. common stock)(5)                                10,000            5,420,190
-------------------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists of
$25 principal amount of 7.875% Perpetual Capital Security
and a purchase contract entitling the holder to exchange
ExCaps for ordinary shares of the Bank)(5)                                     500,000           16,710,000
-------------------------------------------------------------------------------------------------------------
Nisource, Inc., 7.75% Cv. Premium Income Equity Securities, Non-Vtg.            33,300            1,375,290
-------------------------------------------------------------------------------------------------------------
NRG Energy, Inc., Equity Units, Non-Vtg. (each unit consists of units referred to as corporate units which consist of $25 principal amount of NRG Energy, Inc., 6.50% sr. debs., 5/16/01 and a purchase
contract to purchase NRG Energy, Inc. common stock)                            400,000            5,180,000
-------------------------------------------------------------------------------------------------------------
Prudential Financial, Inc., 6.75% Cv., Equity Security Units
(each unit consists of a contract to purchase Prudential Financial,
Inc. common stock and a redeemable capital security of
Prudential Financial Capital Trust I)(5)                                       200,000           10,860,000
-------------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(6)                                               350,000            7,000,000
-------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc., 2% Cv. Zero-Premium Exchangeable Sub. Nts.               775,000           31,767,250
-------------------------------------------------------------------------------------------------------------
Six Flags, Inc., 7.25% Cum. Cv. Preferred Income Equity Redeemable Stock       715,000           16,981,250
-------------------------------------------------------------------------------------------------------------
Sovereign Capital Trust II, 7.50% Cv. Preferred Income Equity
Redeemable Stock, Units (each unit consists of one preferred plus one warrant to purchase 5.3355 shares of Sovereign
Bancorp common stock)(5)                                                       475,000           33,986,250

                     11 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                                               Market Value
                                                                                 Shares          See Note 1
============================================================================================================
Preferred Stocks Continued
Sprint Corp., Equity Units [each equity unit consists of units referred to as corporate units which consist of $25 principal amount of Sprint Capital Corp., 6% sr. nts., 8/17/06 and a purchase
contract to purchase Sprint Corp. (PCS Group) common stock]                     225,000       $   2,853,000
============================================================================================================
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income
Deferrable Equity Securities, Non-Vtg.                                          140,000           6,965,000
------------------------------------------------------------------------------------------------------------
United Rental Trust I, 6.50% Cv. Quarterly
Income Preferred Securities, Non-Vtg.                                           375,000          13,453,125
------------------------------------------------------------------------------------------------------------
Valero Energy Corp., 7.75% Cv. Premium Equity Participating Security            325,000          10,871,250
------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 9% Cv. Flexible Equity-Linked Security PACS,
Non-Vtg. Units [each unit is referred to as Income PACS, each has a stated amount of $25 and consists of a purchase contract to purchase
Williams Cos., Inc. (The) common stock and $25 principal amount of
Williams Cos., Inc. (The), 6.50% sr. nts., 2/16/07](1,5)                        275,000           5,211,250
------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 7% Cum. Cv., Series E                                           200,000           3,050,000
                                                                                              --------------
Total Preferred Stocks (Cost $333,670,088)                                                      311,430,978

                                                                              Principal
                                                                                 Amount
============================================================================================================
Mortgage-Backed Obligations-5.4%
Federal National Mortgage Assn.:
6%, 3/25/31 4,(7)                                                          $126,000,000         125,251,560
6.50%, 3/1/31 (7)                                                            25,000,000          25,367,250
                                                                                              --------------
Total Mortgage-Backed Obligations (Cost $149,289,688)                                           150,618,810

============================================================================================================
U.S. Government Obligations-5.6%
U.S. Treasury Nts.:
5%, 2/15/11                                                                  65,000,000          65,510,380
5%, 8/15/11                                                                  32,900,000          33,123,621
5.75%, 8/15/10                                                               25,000,000          26,521,500
6.50%, 2/15/10                                                               27,500,000          30,514,275
                                                                                              --------------
Total U.S. Government Obligations (Cost $154,672,513)                                           155,669,776

============================================================================================================
Foreign Government Obligations-0.3%
Banco Nac de Desen Econo Cv. Sr. Nts., 6.50%, 6/15/06
[cv. into Empresa Brasileira de Aeronautica SA(Embraer),
ADR common stock]6(Cost $8,805,653)                                           9,000,000           8,325,000
============================================================================================================
Loan Participations-0.3%
Shoshone Partners Loan Trust Sr. Nts., 3.62%, 4/28/02 (representing a basket of reference loans and a total return swap between
Chase Manhattan Bank and the Trust)3,8(Cost $16,793,159)                     16,800,000           7,700,824

                     12 | OPPENHEIMER CAPITAL INCOME FUND

                                                                              Principal        Market Value
                                                                                 Amount          See Note 1
============================================================================================================
Non-Convertible Corporate Bonds and Notes-4.6%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                  $  4,000,000       $   4,180,000
------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc.:
7.875% Sr. Unsec. Nts., Series B, 1/1/09                                      4,000,000           3,960,000
8.50% Sr. Nts., 12/1/08 (6)                                                   2,500,000           2,562,500
------------------------------------------------------------------------------------------------------------
Amtran, Inc., 9.625% Nts., 12/15/05                                           3,000,000           2,328,750
------------------------------------------------------------------------------------------------------------
Auburn Hills Trust, 12% Gtd. Exchangeable Certificates, 5/1/20(8)             5,000,000           7,014,275
------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                        2,500,000           2,762,500
------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts., 4/1/11                       5,000,000           4,925,000
------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                          3,000,000           2,737,611
------------------------------------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Nts., 6/15/06(2,6)                                   10,000,000          10,450,000
------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                            4,000,000           4,130,000
------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts.,
Series B, 3/15/09                                                             9,000,000           9,292,500
------------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                         1,750,000             656,250
------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 10.375% Sr. Unsec. Nts., 10/1/07               2,500,000           2,662,500
------------------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06               5,000,000           5,125,000
------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                      10,000,000          10,075,000
------------------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc.:
8.625% Sr. Unsec. Nts., 3/15/05(3)                                            4,210,000           4,715,200
9.25% Sr. Unsec. Sub. Nts., 2/1/06                                            4,200,000           4,336,500
------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc., 8.75% Sr. Unsec. Nts., 11/15/08                    2,000,000           2,417,500
------------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                          5,000,000           2,925,000
------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                      2,000,000           2,030,000
------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09               6,000,000           5,850,000
------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 8.125% Sr. Unsec. Nts., 2/15/09(1,9)                        10,000,000           2,375,000
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09  (9)                                                   4,000,000             980,000
10% Sr. Nts., 12/15/099[EUR]                                                  2,000,000             432,500
------------------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Unsec. Nts., Series B, 9/1/07                        7,500,000           7,734,375
------------------------------------------------------------------------------------------------------------
NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08(9)        7,650,000           2,639,250
------------------------------------------------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11(6)                              1,000,000           1,037,500
------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08              3,224,000           3,473,860
------------------------------------------------------------------------------------------------------------
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                  14,284,000           4,499,460
------------------------------------------------------------------------------------------------------------
Rite Aid Corp., 6.875% Sr. Unsec. Debs., 8/15/13                              5,000,000           2,800,000
------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                               1,000,000           1,070,000
10.875% Sr. Sub. Nts., 4/1/08                                                 1,000,000           1,042,500
------------------------------------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Sub. Nts., 7/15/11(6)                                  1,000,000           1,035,000
------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                    64,000              70,720
------------------------------------------------------------------------------------------------------------
Williams Communications Group, Inc., 10.875% Sr. Unsec. Nts., 10/1/09(9)      3,000,000             405,000
------------------------------------------------------------------------------------------------------------
World Color Press, Inc., 7.75% Sr. Unsec. Sub. Nts., 2/15/09                  1,000,000           1,012,274
------------------------------------------------------------------------------------------------------------
XO Communications, Inc., 0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(1,9,10)      5,000,000             425,000
                                                                                              --------------
Total Non-Convertible Corporate Bonds and Notes (Cost $141,271,682)                             126,168,525

                     13 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                                              Principal        Market Value
                                                                                 Amount          See Note 1
=============================================================================================================
Convertible Corporate Bonds and Notes--16.7%
Adelphia Communications Corp.:
3.25% Cv. Sub. Nts., 5/1/21                                               $  10,000,000       $   9,487,500
6% Cv. Unsec. Nts., 2/15/06                                                  73,000,000          60,955,000
-------------------------------------------------------------------------------------------------------------
Amkor Technology, Inc.:
5% Cv. Sub. Nts., 3/15/07(6)                                                 23,000,000          14,921,250
5% Cv. Unsec. Sub. Nts., 3/15/07                                              7,000,000           4,541,250
-------------------------------------------------------------------------------------------------------------
Calpine Corp., 4% Cv. Sr. Unsec. Nts., 12/26/06(6)                           20,000,000          15,150,000
-------------------------------------------------------------------------------------------------------------
Charter Communications, Inc.:
4.75% Cv. Sr. Unsec. Nts., 6/1/06                                            32,500,000          24,903,125
5.75% Cv. Sr. Unsec. Nts., 10/15/05                                          22,500,000          18,731,250
-------------------------------------------------------------------------------------------------------------
Commscope, Inc., 4% Cv. Unsec. Sub. Nts., 12/15/06                           10,500,000           8,334,375
-------------------------------------------------------------------------------------------------------------
Gap, Inc. (The), 5.75% Cv. Sr. Nts., 3/15/09(6)                               5,026,000           5,032,283
-------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07                  10,000,000           7,075,000
-------------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 6% Cv. Nts., 9/15/09                           52,500,000          12,403,125
-------------------------------------------------------------------------------------------------------------
Liberty Media Corp.:
3.25% Cv. Sr. Nts., 3/15/31 (cv. into Viacom, Inc., Cl.B common stock)(6)    15,000,000          15,168,750
3.25% Sr. Cv. Unsec. Debs., 3/15/31                                          45,000,000          45,506,250
3.50% Cv. Sr. Debs., 1/15/31                                                  7,500,000           5,231,250
3.75% Cv. Sr. Debs., 2/15/30                                                 43,500,000          20,336,250
-------------------------------------------------------------------------------------------------------------
LSI Logic Corp.,4% Cv. Unsec. Sub. Nts., 2/15/05                             17,500,000          14,918,750
-------------------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon
Exchangeable Sub. Debs., 5.25%, 10/30/15(6,11)                               19,500,000           4,021,875
-------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
5.25% Cv. Sr. Nts., 1/15/10(6)                                               12,500,000           6,343,750
5.25% Cv. Sr. Nts., 1/15/10                                                  32,500,000          16,493,750
-------------------------------------------------------------------------------------------------------------
Rite Aid Corp.:
4.75% Cv. Nts., 12/1/06(6,7)                                                 45,000,000          32,400,000
5.25% Cv. Sub. Nts., 9/15/02                                                 20,000,000          19,300,000
-------------------------------------------------------------------------------------------------------------
Royal Carribean Cruises Ltd., Zero Coupon Cv. Sr. Unsec.
Unsub. Liquid Yield Option Nts., 5.25%, 2/2/21(11)                           37,500,000          12,281,250
-------------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv .Sr. Unsec. Unsub.
Liquid Yield Option Nts., 3.59%, 5/8/20(11)                                  50,000,000          28,250,000
-------------------------------------------------------------------------------------------------------------
Supervalu, Inc., Zero Coupon Cv. Sr. Liquid
Yield Option Nts., 4.40%, 11/2/31(6,11)                                     105,000,000          31,368,750
-------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp., 4% Cv. Sub. Nts., 3/15/05(7)                    10,000,000           8,025,000
-------------------------------------------------------------------------------------------------------------
XL Capital Ltd., Zero Coupon Cv. Liquid
Yield Option Nts., 2.66%, 9/7/21(6,11)                                       35,000,000          21,437,500
                                                                                              ---------------
Total Convertible Corporate Bonds and Notes (Cost $510,991,778)                                 462,617,283

                     14 | OPPENHEIMER CAPITAL INCOME FUND

                                                                              Principal        Market Value
                                                                                 Amount          See Note 1
============================================================================================================
Structured Instruments--0.3%

Credit Suisse First Boston Corp. (New York Branch),
Carnival Corp. Equity Linked Nts., 7%, 7/17/02(3,7)                         $ 3,562,962       $   4,667,480
------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Medium-Term Stock Linked Nts.,
Series B, 7%,7/8/02 (linked to the performance of
The Gap, Inc. common stock)                                                   7,500,000           3,164,250
                                                                                             ---------------
Total Structured Instruments (Cost $11,057,474)                                                   7,831,730

============================================================================================================
Repurchase Agreements--1.3%

Repurchase agreement with Banc One Capital Markets, Inc.,
1.85%,dated 2/28/02,to be repurchased at $35,537, 826 on 3/1/02, collateralized by U.S. Treasury Nts., 3%-6.125%, 6/30/03-8/15/07,
with a value of $31,206,834 and U.S. Treasury Bills, 3/28/02,
with a value of $5,069,361 (Cost $35,536,000)                                35,536,000          35,536,000
------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,589,339,747)                                 105.6%      2,918,663,676
------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                              (5.6)       (154,081,471)
                                                                            --------------------------------
Net Assets                                                                        100.0%     $2,764,582,205
                                                                            ================================

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR   Euro
1.  Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2002.The aggregate fair value of securities of affiliated companies held by the Fund as of February 28, 2002, amounts to $51,505,106.
Transactions during the period in which the issuer was an affiliate are as follows:

                              Shares/                                   Shares/
                            Principal                                 Principal     Unrealized
                           August 31,         Gross         Gross   February28,   Appreciation     Interest
                                 2001     Additions    Reductions          2002  (Depreciation)      Income
------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
CSK Auto Corp.              1,839,300            --            --     1,839,300   $(19,381,730)   $      --
CSK Auto Corp., Restricted         --     4,524,886            --     4,524,886    (74,027,154)          --

Bonds and Notes
CSK Auto Corp.:
7% Cv. Sub. Nts., 8/1/06  $30,000,000   $        --   $30,000,000   $        --             --           --
12% Sr. Nts., 6/15/06              --    10,000,000            --    10,000,000        610,050      137,349

3. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

                     15 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

4. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:

                                              Contracts     Expiration     Exercise       Premium    Market Value
                                        Subject to Call           Date        Price      Received      See Note 1
------------------------------------------------------------------------------------------------------------------
ACE Ltd.                                            250        3/18/02          $40    $   32,999      $   97,500
American Home Products Corp.                        250        4/22/02           70         9,750           1,250
BJ Services Co.                                   1,750        3/18/02           35       191,372         122,500
BJ Services Co.                                   1,500        4/22/02           35       302,375         277,500
BJ Services Co.                                     250        4/22/02           40        16,000          12,500
BJ Services Co.                                   1,000        4/22/02           38       121,998         125,000
Bank of America Corp.                             1,750        4/22/02           70        98,000          70,000
Bank of America Corp.                             5,250        5/20/02           70       403,994         525,000
Bank of New York Co., Inc. (The)                    250        3/18/02           45        16,000              --
Capital One Financial Corp.                         500        3/18/02           60        15,125           7,500
Capital One Financial Corp.                         500        4/22/02           60        23,250          27,500
Charter One Financial, Inc.                         250        3/18/02           30        12,250          16,250
Clear Channel Communications, Inc.                  250        3/18/02           55        16,000              --
ENSCO International, Inc.                           250        3/18/02           25        19,750          38,750
ENSCO International, Inc.                           250        4/22/02           25        41,749          48,750
ENSCO International, Inc.                         1,250        4/22/02           30        58,314          50,000
Everest Re Group Ltd.                               500        4/22/02           80        40,749          40,000
Greenpoint Financial Corp.                          500        4/22/02           50        48,498              --
Hartford Financial Services Group, Inc.             750        3/18/02           70        50,499          22,500
Household International, Inc.                     1,000        3/18/02           60        62,749          10,000
Household International, Inc.                     2,500        4/22/02           60       212,622         212,500
Microsoft Corp.                                     500        4/22/02           85        29,499              --
PNC Financial Services Group                        250        3/18/02           65        22,250              --
Philip Morris Cos., Inc.                          2,000        4/22/02           55       113,001         120,000
TXU Corp.                                           700        3/18/02           50        67,899          70,000
UST, Inc.                                           250        3/18/02           35         6,000           3,750
Wachovia Corp.                                      750        3/18/02           35        25,500              --
Wachovia Corp.                                      750        4/22/02           35        28,625          26,250
                                                                                       ---------------------------
                                                                                        2,086,817       1,925,000
                                                                                       ---------------------------

                     16 | OPPENHEIMER CAPITAL INCOME FUND

                                              Contracts     Expiration     Exercise       Premium    Market Value
                                         Subject to Put           Date        Price      Received      See Note 1
------------------------------------------------------------------------------------------------------------------
Aetna, Inc.                                         500        4/22/02          $30    $   68,499      $   25,000
American International Group, Inc.                  500        4/22/02           65        70,999          37,500
Bristol-Myers Squibb Co.                            488        3/18/02           50       122,974         141,520
Capital One Financial Corp.                         500        6/24/02           40       190,997         122,500
Cisco Systems, Inc.                                 500        4/22/02           15        34,500          82,500
Clear Channel Communications, Inc.                  500        4/22/02           45       118,498         125,000
Comcast Corp., Cl. A                                500        4/22/02           35       143,498         117,500
Comcast Corp., Cl. A                              1,579        4/22/02           40       677,419         963,190
Fannie Mae                                          750        3/18/02           70        60,499          15,000
Kinder Morgan, Inc.                                 500        4/22/02           45       165,997         400,000
Kinder Morgan, Inc.                                 985        5/20/02           55       623,686       1,635,100
Morgan Stanley Dean Witter & Co.                  1,000        4/22/02           60       604,980       1,120,000
Pharmacia Corp.                                     500        3/18/02           40       110,998          20,000
SBC Communications, Inc.                            500        3/18/02           35        58,499           7,500
Schering-Plough Corp.                               497        5/20/02           35       196,486         109,340
Tyco International Ltd.                             350        3/18/02           43        98,699         455,000
Tyco International Ltd.                             750        7/22/02           40       976,482         847,500
Washington Mutual, Inc.                             500        3/18/02           35        93,499         122,500
                                                                                       ---------------------------
                                                                                        4,417,209       6,346,650
                                                                                       ---------------------------
                                                                                       $6,504,026      $8,271,650
                                                                                       ===========================

5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $176,254,158 or 6.38% of the Fund's net assets as of February 28, 2002.
7. When-issued security to be delivered and settled after February 28, 2002.
8. Represents the current interest rate for a variable or increasing rate security.
9. Issuer is in default.
10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
11. Zero coupon bond reflects the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

                     17 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2002
==================================================================================================================
Assets

Investments, at value--see accompanying statement:
Unaffiliated companies (cost $2,515,035,807)                                                       $2,867,158,570
Affiliated companies (cost $74,303,940)                                                                51,505,106
                                                                                                   ---------------
                                                                                                    2,918,663,676
------------------------------------------------------------------------------------------------------------------
Cash used for collateral on written puts                                                               15,098,169
------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                                 13,992,225
Investments sold                                                                                        9,881,792
Shares of beneficial interest sold                                                                        711,061
Other                                                                                                      59,000
                                                                                                   ---------------
Total assets                                                                                        2,958,405,923

==================================================================================================================
Liabilities

Bank overdraft                                                                                            199,518
------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $6,504,026)--
see accompanying statement                                                                              8,271,650
------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $149,595,854 purchased on a when-issued basis)                       181,479,118
Shares of beneficial interest redeemed                                                                  2,071,785
Distribution and service plan fees                                                                      1,077,885
Shareholder reports                                                                                       631,375
Transfer and shareholder servicing agent fees                                                              35,187
Trustees' compensation                                                                                      2,369
Other                                                                                                      54,831
                                                                                                   ---------------
Total liabilities                                                                                     193,823,718

==================================================================================================================
Net Assets                                                                                         $2,764,582,205
                                                                                                   ===============

==================================================================================================================
Composition of Net Assets

Paid-in capital                                                                                    $2,426,934,158
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                     2,957,016
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                                           7,135,353
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                              327,555,678
                                                                                                   ---------------
Net Assets                                                                                         $2,764,582,205
                                                                                                   ===============

                     18 | OPPENHEIMER CAPITAL INCOME FUND

==================================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,256,051,050 and 198,721,078 shares of beneficial interest outstanding)                                  $11.35
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                $12.04
------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $420,574,525
and 37,395,990 shares of beneficial interest outstanding)                                                  $11.25
------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,248,271
and 7,586,870 shares of beneficial interest outstanding)                                                   $11.24
------------------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,708,359
and 239,365 shares of beneficial interest outstanding)                                                     $11.31

See accompanying Notes to Financial Statements.

                     19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2002
==================================================================================================================
Investment Income

Dividends                                                                                          $  33,961,842
------------------------------------------------------------------------------------------------------------------
Interest:
Unaffiliated companies                                                                                30,329,487
Affiliated companies                                                                                     137,349
                                                                                                   ---------------
Total income                                                                                          64,428,678

==================================================================================================================
Expenses

Management fees                                                                                        7,404,970
------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                2,672,315
Class B                                                                                                2,162,830
Class C                                                                                                  423,557
Class N                                                                                                    4,374
------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                          2,148,189
------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                      625,654
------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               54,564
------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                     9,665
------------------------------------------------------------------------------------------------------------------
Other                                                                                                    112,656
                                                                                                   ---------------
Total expenses                                                                                        15,618,774
Less reduction to custodian expenses                                                                      (5,686)
                                                                                                   ---------------
Net expenses                                                                                          15,613,088

==================================================================================================================
Net Investment Income                                                                                 48,815,590

==================================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments (including premiums on options exercised)                                                 (1,866,630)
Closing and expiration of option contracts written                                                     9,655,090
Foreign currency transactions                                                                         (1,161,180)
                                                                                                   ---------------
Net realized gain                                                                                      6,627,280

------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                         (248,956,390)
Translation of assets and liabilities denominated in foreign currencies                                  971,922
                                                                                                   ---------------
Net change                                                                                          (247,984,468)
                                                                                                   ---------------
Net realized and unrealized loss                                                                    (241,357,188)
==================================================================================================================
Net Decrease in Net Assets Resulting from Operations                                               $(192,541,598)
                                                                                                   ===============

See accompanying Notes to Financial Statements.

                     20 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Six Months             Year
                                                                                          Ended            Ended
                                                                               February 28,2002       August 31,
                                                                                    (Unaudited)             2001
==================================================================================================================
Operations

Net investment income                                                            $   48,815,590   $   91,431,736
------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                     6,627,280       98,563,934
------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                              (247,984,468)      (1,459,013)
                                                                                 ---------------------------------
Net increase (decrease) in net assets resulting from operations                    (192,541,598)     188,536,657

==================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                             (46,382,677)     (89,710,614)
Class B                                                                              (7,154,317)     (13,856,744)
Class C                                                                              (1,397,976)      (2,367,695)
Class N                                                                                 (27,988)          (1,361)
------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                             (64,031,218)     (92,805,879)
Class B                                                                             (12,135,260)     (17,996,313)
Class C                                                                              (2,393,694)      (2,930,775)
Class N                                                                                 (61,281)              --

==================================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                              63,215,466       88,120,939
Class B                                                                              (5,926,078)       9,692,620
Class C                                                                               5,537,613       17,337,172
Class N                                                                               2,191,407          659,783

==================================================================================================================
Net Assets

Total increase (decrease)                                                          (261,107,601)      84,677,790
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               3,025,689,806    2,941,012,016
                                                                                 ---------------------------------
End of period (including undistributed net investment
income of $2,957,016 and $9,104,384, respectively)                               $2,764,582,205   $3,025,689,806
                                                                                 =================================

See accompanying Notes to Financial Statements.

                     21 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

                                                 Six Months                                                            Year
                                                      Ended                                                           Ended
                                           February 28,2002                                                      August 31,
Class A                                         (Unaudited)        2001            2000        1999        1998        1997
===============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                 $12.72      $12.88          $13.63      $13.75      $14.12      $11.36
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .21         .42(1)          .49         .51         .50         .47
Net realized and unrealized gain (loss)               (1.01)        .41(1)          .32        1.03         .41        3.17
                                                     --------------------------------------------------------------------------
Total income (loss) from investment
Operations                                             (.80)        .83             .81        1.54         .91        3.64
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.24)       (.48)           (.49)       (.49)       (.49)       (.48)
Distributions from net realized gain                   (.33)       (.51)          (1.07)      (1.17)       (.79)       (.40)
                                                     --------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.57)       (.99)          (1.56)      (1.66)      (1.28)       (.88)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.35      $12.72          $12.88      $13.63      $13.75      $14.12
                                                     ==========================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)                   (6.35)%      6.84%           7.24%      11.03%       6.17%      33.39%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)         $2,256,051  $2,458,272      $2,395,444  $2,926,923  $2,889,472  $2,721,672
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $2,312,093  $2,432,151      $2,502,535  $3,156,294  $3,071,928  $2,446,081
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                  3.61%       3.21%(1)        3.78%       3.51%       3.47%       3.97%
Expenses                                               0.97%       0.91%           0.93%       0.89%       0.87%       0.88%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  58%         74%             37%         40%         18%         24%

1. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:
      Net investment income                           Unchanged
      Net realized and unrealized gain (loss)         Unchanged
      Net investment income ratio                         3.24%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     22 | OPPENHEIMER CAPITAL INCOME FUND

                                                      Six Months                                                       Year
                                                           Ended                                                      Ended
                                               February 28, 2002                                                 August 31,
Class B                                              (Unaudited)        2001        2000       1999       1998         1997
===============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                     $ 12.60     $ 12.76     $ 13.51    $ 13.63    $ 14.01      $ 11.29
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .17         .32(1)      .38        .39        .39          .37
Net realized and unrealized gain (loss)                    (1.00)        .41(1)      .32       1.03        .40         3.13
                                                         ----------------------------------------------------------------------
Total income (loss) from investment
operations                                                  (.83)        .73         .70       1.42        .79         3.50
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.19)       (.38)       (.38)      (.37)      (.38)        (.38)
Distributions from net realized gain                        (.33)       (.51)      (1.07)     (1.17)      (.79)        (.40)
                                                         ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                             (.52)       (.89)      (1.45)     (1.54)     (1.17)        (.78)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $ 11.25     $ 12.60     $ 12.76    $ 13.51    $ 13.63      $ 14.01
                                                         ======================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)                        (6.63)%      6.05%       6.34%     10.22%      5.32%       32.17%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                $420,575    $477,223    $472,222   $720,721   $634,775     $431,481
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $435,839    $469,690    $546,390   $749,020   $574,986     $344,254
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                       2.84%       2.44%(1)    3.01%      2.71%      2.68%        3.16%
Expenses                                                    1.74%       1.68%       1.70%      1.69%      1.67%        1.69%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       58%         74%         37%        40%        18%          24%

1. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:
     Net investment income                         Unchanged
     Net realized and unrealized gain (loss)       Unchanged
     Net investment income ratio                       2.47%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     23 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued

                                                       Six Months                                                      Year
                                                            Ended                                                     Ended
                                                February 28, 2002                                                August 31,
Class C                                               (Unaudited)          2001       2000       1999      1998        1997
===============================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                      $ 12.59    $ 12.76    $ 13.50   $  13.63   $ 14.02        $ 11.30
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .17        .32(1)     .38        .39       .39            .40
Net realized and unrealized gain (loss)                      (.99)       .40(1)     .32       1.02       .40           3.12
                                                         ----------------------------------------------------------------------
Total income (loss) from investment
operations                                                   (.82)       .72        .70       1.41       .79           3.52
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.20)      (.38)      (.37)      (.38)     (.39)          (.40)
Distributions from net realized gain                         (.33)      (.51)     (1.07)     (1.16)     (.79)          (.40)
                                                         ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (.53)      (.89)     (1.44)     (1.54)    (1.18)          (.80)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 11.24    $ 12.59    $ 12.76   $  13.50   $ 13.63        $ 14.02
                                                         ======================================================================

===============================================================================================================================
Total Return, at Net Asset Value(2)                         (6.62)%     6.00%      6.40%     10.15%     5.30%         32.31%

===============================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $85,248    $89,547    $73,346   $119,284   $94,995        $48,368
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $85,390    $80,390    $84,898   $119,594   $77,052        $24,514
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        2.85%      2.44%(1)   3.01%      2.70%     2.68%          3.15%
Expenses                                                     1.74%      1.68%      1.70%      1.69%     1.67%(4)       1.69%(4)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        58%        74%        37%        40%       18%            24%

1. Without the adoption of the change in amortization method effective for fiscal years beginning after December 15, 2000, these amounts would have been:
     Net investment income                         Unchanged
     Net realized and unrealized gain (loss)       Unchanged
     Net investment income ratio                       2.47%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     24 | OPPENHEIMER CAPITAL INCOME FUND

                                                             Six Months         Period
                                                                  Ended          Ended
                                                      February 28, 2002      August 31,
Class N                                                     (Unaudited)         2001(1)
----------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                             $12.69         $12.96
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                               .22            .28(2)
Net realized and unrealized loss                                  (1.03)          (.30)(2)
                                                                 -----------------------
Total loss from investment operations                              (.81)          (.02)
----------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                               (.24)          (.25)
Distributions from net realized gain                               (.33)            --
                                                                 -----------------------
Total dividends and/or distributions to shareholders               (.57)          (.25)
----------------------------------------------------------------------------------------
Net asset value, end of period                                   $11.31         $12.69
                                                                 =======================

----------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                               (6.48)%        (0.18)%

----------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                         $2,708           $648
----------------------------------------------------------------------------------------
Average net assets (in thousands)                                $1,776           $214
----------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                              3.42%          2.94%(2)
Expenses                                                           1.24%          1.17%
----------------------------------------------------------------------------------------
Portfolio turnover rate                                              58%            74%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Without the adoption of the change in amortization method effective for fiscal years beginning after
December 15, 2000, these amounts would have been:
     Net investment income                        Unchanged
     Net realized and unrealized gain (loss)      Unchanged
     Net investment income ratio                      2.97%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                     25 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

===============================================================================
1. Significant Accounting Policies
Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of February 28, 2002, the market value of these securities comprised 0.3% of the Fund's net assets, and resulted in unrealized losses in the current period of $3,225,744.

                     26 | OPPENHEIMER CAPITAL INCOME FUND

-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of February 28, 2002, securities with an aggregate market value of $7,256,750, representing 0.26% of the Fund's net assets, were in default.
-------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 2002, the Fund had entered into net outstanding when-issued commitments of $149,595,854.
     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
     Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                     27 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

===============================================================================
1. Significant Accounting Policies Continued
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

                     28 | OPPENHEIMER CAPITAL INCOME FUND

-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                        Six Months Ended February 28, 2002      Year Ended August 31, 2001(1)
                                                    Shares          Amount           Shares          Amount
------------------------------------------------------------------------------------------------------------
Class A
Sold                                             9,370,232  $  110,245,484       19,693,851  $  253,926,557
Dividends and/or
distributions reinvested                         8,764,142     101,845,036       13,680,385     168,977,357
Redeemed                                       (12,686,577)   (148,875,054)     (26,145,434)   (334,782,975)
                                               -------------------------------------------------------------
Net increase                                     5,447,797  $   63,215,466        7,228,802  $   88,120,939
                                               =============================================================

------------------------------------------------------------------------------------------------------------
Class B
Sold                                             3,224,949  $   37,449,375        7,837,432  $   99,951,476
Dividends and/or
distributions reinvested                         1,590,637      18,337,776        2,479,247      30,352,277
Redeemed                                        (5,286,532)    (61,713,229)      (9,451,946)   (120,611,133)
                                               -------------------------------------------------------------
Net increase (decrease)                           (470,946) $   (5,926,078)         864,733  $    9,692,620
                                               =============================================================

------------------------------------------------------------------------------------------------------------
Class C
Sold                                               917,591  $   10,694,513        3,211,146  $   41,111,852
Dividends and/or
distributions reinvested                           305,175       3,514,908          401,329       4,914,815
Redeemed                                          (746,270)     (8,671,808)      (2,251,323)    (28,689,495)
                                               -------------------------------------------------------------
Net increase                                       476,496  $    5,537,613        1,361,152  $   17,337,172
                                               =============================================================

------------------------------------------------------------------------------------------------------------
Class N
Sold                                               187,581  $    2,183,653           50,932  $      658,442
Dividends and/or
distributions reinvested                             7,707          89,225              103           1,341
Redeemed                                            (6,958)        (81,471)              --              --
                                               -------------------------------------------------------------
Net increase                                       188,330  $    2,191,407           51,035  $      659,783
                                               =============================================================

1. For the year ended August 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.

                     29 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

===============================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than shortterm obligations, for the six months ended February 28, 2002, were $1,697,483,379 and $1,706,522,440, respectively.

===============================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended February 28, 2002, was an annualized rate of 0.53%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate         Class A     Concessions      Concessions      Concessions      Concessions
                      Front-End       Front-End      on Class A       on Class B       on Class C       on Class N
                  Sales Charges   Sales Charges          Shares           Shares           Shares           Shares
Six Months           on Class A     Retained by     Advanced by      Advanced by      Advanced by      Advanced by
Ended                    Shares     Distributor     Distributor(1)   Distributor(1)   Distributor(1)   Distributor(1)
---------------------------------------------------------------------------------------------------------------------
February 28,2002     $1,115,598        $331,513        $103,950       $1,025,197          $77,737          $20,157

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                        Class A                    Class B                     Class C                     Class N
                     Contingent                 Contingent                  Contingent                  Contingent
                       Deferred                   Deferred                    Deferred                    Deferred
                  Sales Charges              Sales Charges               Sales Charges               Sales Charges
Six Months          Retained by                Retained by                 Retained by                 Retained by
Ended               Distributor                Distributor                 Distributor                 Distributor
---------------------------------------------------------------------------------------------------------------------
February 28,2002         $4,492                   $307,941                      $4,954                         $39

                     30 | OPPENHEIMER CAPITAL INCOME FUND

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
-------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2002, payments under the Class A plan totaled $2,672,315, all of which were paid by the Distributor to recipients, and included $175,794 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                     31 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

===============================================================================
4. Fees and Other Transactions with Affiliates Continued

Distribution fees paid to the Distributor for the six months ended February 28, 2002, were as follows:

                                                                                    Distributor's
                                                                 Distributor's          Aggregate
                                                                     Aggregate       Unreimbursed
                                                                  Unreimbursed      Expenses as %
                         Total Payments      Amount Retained          Expenses      of Net Assets
                             Under Plan       by Distributor        Under Plan           of Class
---------------------------------------------------------------------------------------------------
Class B Plan                 $2,162,830           $1,694,754       $11,430,189               2.72%
Class C Plan                    423,557               82,442         1,998,066               2.34
Class N Plan                      4,374                4,046            63,614               2.35

===================================================================================================

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

                     32 | OPPENHEIMER CAPITAL INCOME FUND

===============================================================================
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 2002, was as follows:

                                      Call Options              Put Options
                          ----------------------------------------------------
                           Number of     Amount of   Number of    Amount of
                           Contracts      Premiums   Contracts     Premiums
------------------------------------------------------------------------------
Options outstanding as of
August 31, 2001               26,025   $ 3,768,485       6,846   $1,966,121
Options written              102,815     9,883,752      34,479   10,313,680
Options closed or expired   (100,021)  (11,281,699)    (25,063)  (6,687,209)
Options exercised             (2,869)     (283,721)     (4,863)  (1,175,383)
                          ----------------------------------------------------
Options outstanding as of
February 28, 2002             25,950  $  2,086,817      11,399   $4,417,209
                          ====================================================

                     33 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
7. Illiquid or Restricted Securities
As of February 28, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of February 28, 2002, was $43,056,350, which represents 1.56% of the Fund's net assets, of which $25,972,846 is considered restricted. Information concerning restricted securities is as follows:

                              Acquisition                      Valuation as of      Unrealized
Security                             Date            Cost     February 28, 2002   Depreciation
-----------------------------------------------------------------------------------------------
Stocks and/or Warrants
CSK Auto Corp., Restricted       12/21/01     $30,000,000          $25,972,846      $4,027,154
===============================================================================================

8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at February 28, 2002.

                     34 | OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

==========================================================================================================
Officers and Trustees     James C. Swain, Trustee, CEO and Chairman of the Board of Trustees
                          John V. Murphy, Trustee and President
                          William L. Armstrong, Trustee
                          Robert G. Avis, Trustee
                          George C. Bowen, Trustee
                          Edward L. Cameron, Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          F. William Marshall, Jr., Trustee
                          Michael Levine, Vice President
                          Robert G. Zack, Vice President and Secretary
                          Brian W. Wixted, Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Katherine P. Feld, Assistant Secretary
                          Kathleen T. Ives, Assistant Secretary
                          Denis R. Molleur, Assistant Secretary

==========================================================================================================
Investment Advisor        OppenheimerFunds, Inc.

==========================================================================================================
Distributor               OppenheimerFunds Distributor, Inc.

==========================================================================================================
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

==========================================================================================================
Custodian of              The Bank of New York
Portfolio Securities

==========================================================================================================
Independent Auditors      Deloitte & Touche LLP

==========================================================================================================
Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.

                          The financial statements included herein have been taken from the records of the
                          Fund without examination of those records by the independent auditors.

                          Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                          498 Seventh Avenue, New York, NY 10018

          (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                     35 | OPPENHEIMER CAPITALINCOME FUND

OPPENHEIMERFUNDS FAMILY

Global Equity    Developing Markets Fund               Global Fund
                 International Small Company Fund      Quest Global Value Fund
                 Europe Fund                           Global Growth & Income Fund
                 International Growth Fund
----------------------------------------------------------------------------------------------------------
Equity           Stock                                 Stock & Bond
                 Emerging Technologies Fund            Quest Opportunity Value Fund
                 Emerging Growth Fund                  Total Return Fund
                 Enterprise Fund                       Quest Balanced Value Fund
                 Discovery Fund                        Capital Income Fund
                 Main Street(R) Small Cap Fund         Multiple Strategies Fund
                 Small Cap Value Fund                  Disciplined Allocation Fund
                 MidCap Fund                           Convertible Securities Fund
                 Main Street(R) Opportunity Fund       Specialty
                 Growth Fund                           Real Asset Fund(R)
                 Capital Appreciation Fund             Gold & Special Minerals Fund
                 Main Street(R) Growth & Income Fund   Tremont Market Neutral Fund, LLC(2)
                 Value Fund                            Tremont Opportunity Fund, LLC(2)
                 Quest Capital Value Fund
                 Quest Value Fund
                 Trinity Large Cap Growth Fund1
                 Trinity Core Fund
                 Trinity Value Fund
----------------------------------------------------------------------------------------------------------
Income           Taxable                               Municipal
                 International Bond Fund               California Municipal Fund(5)
                 High Yield Fund                       New Jersey Municipal Fund(5)
                 Champion Income Fund                  New York Municipal Fund(5)
                 Strategic Income Fund                 Pennsylvania Municipal Fund(5)
                 Bond Fund                             Municipal Bond Fund
                 Senior Floating Rate Fund             Intermediate Municipal Fund
                 U.S. Government Trust
                 Limited-Term Government Fund
                 Capital Preservation Fund(3)
                 Rochester Division
                 Rochester National Municipals(4)
                 Rochester Fund Municipals
                 Limited Term New York Municipal
                 Fund
----------------------------------------------------------------------------------------------------------
Select Managers  Stock                                 Stock & Bond
                 Mercury Advisors Focus Growth Fund    QM Active Balanced Fund(3)
                 Gartmore Millennium Growth Fund II
                 Jennison Growth Fund
                 Salomon Brothers Capital Fund
                 Mercury Advisors S&P 500(R) Index Fund(3)
----------------------------------------------------------------------------------------------------------
Money Market(6)  Money Market Fund                     Cash Reserves

1. Oppenheimer TrinityGrowth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
3. Available only through qualified retirement plans.
4. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
5. Available to investors only in certain states.
6. An investment in moneymarket funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                     36 | OPPENHEIMER CAPITAL INCOME FUND

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RS0300.001.0202 April 29,2002